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                                 NO. 98-08366-K


RICHARD DZANSKI,                             )     IN THE DISTRICT COURT
                                             )
                           Plaintiff,        )
                                             )
VS.                                          )
                                             )     DALLAS COUNTY, TEXAS
INTELECT COMMUNICATIONS, INC.,               )
INTELECT NETWORK TECHNOLOGIES                )
COMPANY, INTELECT SYSTEMS CORP.              )
                                             )
                           Defendants.       )     K-192ND JUDICIAL DISTRICT

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

         This Settlement Agreement and Mutual Release (hereinafter "Agreement") is made and entered into between plaintiff, Richard Dzanski, his heirs, successors and assigns (hereinafter "Dzanski") and defendants, Intelect Communications, Inc. (the "Company"), Intelect Network Technologies Company ("INT"), Intelect Systems Corp. ("ISC")(the Company, INT, and ISC collectively "Intelect") and their respective officers, directors, agents, representatives, employees, and heirs, successors and assigns, as follows:

                              STATEMENT OF DISPUTE

         On or about June 27, 1995, Dzanski and Intelect, Inc. entered into an Irrevocable Option Agreement (the "Option Agreement"). Dzanski has alleged that Intelect breached its obligations under the Option Agreement, including, but not necessarily limited to, failing to pay Dzanski all of the royalty payments owed to him under the Option Agreement. Dzanski filed suit in the K-192nd District Court of Dallas County, Texas, Cause No. DV98-08366 to enforce his claim. Intelect filed a general denial and also asserted various affirmative defenses and claims against Dzanski. The matters relating to the claims and defenses in this case and the transactions between these parties up to the date of this Agreement shall be referred to as the "Dispute".


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         Dzanski and Intelect now desire to resolve and compromise the claims and issues presented in this litigation and all other issues and claims that have or could have been asserted arising from the Dispute and hereby enter into this Agreement.

         In consideration for the releases, promises and representations set forth herein, upon execution and delivery of this Agreement by the parties (the "Closing"), the parties agree as follows:

         1. The Company and INT shall deliver to Dzanski the aggregate sum of $35,000 (cashier's check) (the "Cash Payment") and the Company will deliver to its transfer agent irrevocable instructions to issue to Dzanski 350,000 shares (the "Shares") of common stock, par value $0.01 per share of the Company.

         2. Subject to the terms and provisions of this Section 2, Intelect shall pay Dzanski a royalty of 2% based upon the Net Revenue arising from the Technology which is recognized or required to be recognized in accordance with GAAP by the Company on a consolidated basis (including INT whether or not a consolidated subsidiary of the Company) during the period of time beginning on January 1, 2000 and ending on March 31, 2001 (the "Royalty Term"). The Company or INT shall pay the royalties owed to Dzanski under this section within forty five (45) days of the end of each Quarterly Period after such Net Revenues are collected, whether during the Royalty Term or thereafter, and will include with such payment a statement reflecting the calculation of the royalties owed in a letter from an officer or other authorized representative of Intelect. The aggregate royalties payable to Dzanski under this Section 2 shall not exceed $1 million. The provisions of this Section 2 shall be binding on the Company's and INT's respective transferees, successors and assigns.

         For purposes of this Section the following defined terms shall have the meanings assigned to them:

         "GAAP" shall mean Generally Accepted Accounting Principles.




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         "Net Revenue" shall mean gross revenues (including but not limited to sales of products using the Technology by Intelect and their subsidiaries, affiliates, successors, licensees and assignees, and license fees and royalties), less discounts, returns and allowances.

         "Quarterly Period" shall mean a fiscal quarter during the Company's fiscal year.

         "Technology" shall mean any and all products utilizing, directly or indirectly, any SONET-based equipment, including but not limited to Synchronous Digital Hierarchy (SDH) products, Sonet LYNX products, Omni LYNX products, Fibre Trax products, and products using the OC-1 through OC-12 (and beyond) modules, and related equipment such as Ethernet cards, paddleboards, video modules and sub-modules, voice modules, chassis, ring generators, and internal power supplies.

         3. Intelect shall, upon reasonable written request of Dzanski, within thrity (30) days after such request, provide Dzanski with documentation reasonably requested related to the proper calculation of royalties pursuant to
Section 2 hereof. In the event that Dzanski exercises his right pursuant to the immediately preceding sentence, any such information provided shall be confidential by Dzanski and shall not be disclosed by Dzanski to any other person (other than to his attorneys who shall keep such information confidential) unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving Intelect the opportunity to seek a protective order or otherwise limit the scope of information or limit the scope of information sought to be disclosed), or such records, information or documents which have already been publicly disclosed through no act or omission, either directly or indirectly, of Dzanski or his agents or representatives.

                           OTHER TERMS AND CONDITIONS

         4. (a) The Shares will be issued with a restrictive legend, which in substance will prohibit the Shares from being transferred absent an effective registration statement or a legal opinion to the effect



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that the Shares can be transferred pursuant to an exemption from registration. A registration statement covering the resale of the Shares (the "Registration Statement") will be filed by the Company with the SEC on or about February 1, 2000, and the Company will use its best efforts to have the Registration Statement declared effective on or before 75 days after the filing (the
"Required Effective Date"), and, subject to Section 4(f) hereof, will use its best efforts to keep the Registration Statement continuously effective until all of the Shares have been sold by Dzanski or the Shares may be resold pursuant to Rule 144. The Company agrees to supplement or amend the Registration Statement, as required by the form utilized by the Company, and to furnish Dzanski copies of any such supplement or amendment prior to its being used. In the event that the SEC has not declared the Registration Statement effective by the Required Effective Date, Dzanski will have the option, upon two (2) business days prior written notice to the Company, to rescind the Agreement. As a condition to the effectiveness of such rescission, Dzanski shall have returned the Cash Payment and the Shares to the Company, together with appropriate instruments of conveyance to effect transfer of title of such Shares to the Company, free and clear of all liens, claims, and encumbrances. In the event that the Registration Statement is declared effective before the effectiveness of such rescission, the notice of rescission shall be void and of no effect. In the event the Registration Statement is not effective on or before the Required Effective
Date, the Shares cannot be resold pursuant to Rule 144, and Dzanski does not exercise his option to rescind this Agreement, the Company will include
Dzanski's Shares in any subsequent Registration Statement that is filed.
Provided however, if any Registration Statement is an Underwritten Public Offering, the right of Dzanski to registration pursuant to this Section shall be conditioned upon his participation in such reasonable underwriting arrangements as the Company shall make regarding the offering, and the inclusion of Shares in the underwriting shall be limited to the extent provided herein. Dzanski and all other shareholders



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proposing to distribute their securities through such underwriting shall
(together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section, if the managing underwriter concludes in its reasonable judgment that the number of shares to be registered for selling shareholders (including Dzanski) would materially adversely effect such offering, the shares to be included in such Underwritten Public Offering shall be made in accordance with the following priorities: (1) first, the shares to be sold for the account of the Company, (2) second, the number of Shares to be registered for Dzanski reduced on a pro rata basis based on the number of Shares proposed to be sold by Dzanski as compared to the number of shares proposed to be sold by all other selling stockholders (other than selling stockholders which are directors, officers or employees of the Company).

         "Underwritten Public Offering" shall mean a public offering in which common stock of the Company is offered and sold on a firm commitment basis through one or more underwriters, pursuant to (i) an effective registration statement under the Securities Act and (ii) an underwriting agreement between the Company and such underwriters.

         (b) In connection with the registration of the resale of the Shares, the Company shall use its reasonable best efforts to:

                  (i) After the Registration Statement has been declared effective by the SEC, furnish to Dzanski such numbers of copies of a prospectus in conformity with the requirements of the 1933 Act, and such other documents as may be reasonably requested in order to facilitate the disposition of the Shares;



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                  (ii) Use all reasonable efforts to register and qualify the securities covered by such Registration Statement under other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Dzanski, provided the Company shall not be required in connection therewith or as a condition thereto to qualify as a broker-dealer in any states or jurisdictions or to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (iii) Notify Dzanski at any time when a prospectus relating thereto and covered by the Registration Statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         (c) Except for Selling Expenses, all expenses incurred in connection with the registration of the Shares, including without limitation all registration, filing, and qualification fees, printer's expenses, and accounting and legal fees and expenses of the Company shall be borne by the Company. All Selling Expenses (as hereafter defined) shall be borne by Dzanski.

         "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the Shares sold or transferred by Dzanski and, except as set forth above, all fees and disbursements of counsel for Dzanski.

         (d) To the extent permitted by law, the Company will indemnify and hold Dzanski harmless against any losses, claims, damages, liabilities (joint and several) or any legal or other costs and expenses reasonably incurred by him in connection with investigating or defending any such loss, claim, damage, liability or action to which he may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, costs, expenses or liabilities (or



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actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a "Violation"):

                  (i) any untrue statement or alleged untrue statement of a material fact with respect to the Company or its securities contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements therein;

                  (ii) the omission or alleged omission to state therein a material fact with respect to the Company or its securities required to be stated therein or necessary to make the statements therein not misleading; or

                  (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act or any state securities law. Notwithstanding the foregoing, the indemnity agreement contained herein shall not apply and the Company shall not be liable (i) in any such case for any such loss, claim, damage, costs, expenses, liability or action to the extent it arises out of or is based upon a Violation which occurs in reliance upon or in conformity with written information furnished by Dzanski expressly for use in connection with the registration by Dzanski, or (ii) for amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

         (e) So long as the Company has a class of securities registered pursuant to Section 12 of the 1934 Act and so long as Dzanski owns the Shares and such Shares are Restricted Securities (as defined in Rule 144), with a view of making available to Dzanski the benefits of Rule 144 under the 1933 Act and any other rule or regulation of the SEC that may at any time permit Dzanski to sell the Shares to the public without registration, the Company agrees to use its reasonable efforts to:

                  (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times;




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                  (ii) file with the SEC in a timely manner all reports and
other documents required of the Company under the 1933 and 1934 Acts; and

                  (iii) make available to Dzanski, so long as Dzanski owns any Shares a copy of the most recent annual or quarterly report of the Company and such other SEC reports and documents filed by the Company and such other information (but not opinion of counsel) as may be reasonably requested by Dzanski seeking to avail itself of any rule or regulation of the SEC with permits the selling of any such securities without registration.

         (f) The Company shall be entitled to require that Dzanski refrain from effecting any public sales or distributions of the Shares pursuant to a Registration Statement that has been declared effective by the SEC or otherwise, if the Company reasonably determines that such public sales or distributions would interfere in any material respect with any transaction involving the Company that the board of directors reasonably determines to be material to the Company (the "Grace Period"). The Company shall, as promptly as practicable, give Dzanski written notice of any such Grace Period. In the event of a request by the Company that Dzanski refrain from effecting any public sales or distributions of the Shares, the Company shall be required to lift such restrictions regarding effecting public sales or distributions of the Shares as soon as reasonably practicable after the Company shall reasonably determine public sales or distributions by the holders of the Shares shall not interfere with such transaction, provided, that in no event shall any such Grace Period extend for more than thirty (30) days and the Company shall not be entitled to more than two Grace Period in any 365 day period.

         5. Promptly following the Closing, the parties will file an Agreed Order of Dismissal substantially in the form attached hereto as Exhibit A.




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         6. The parties covenant and agree in the event that the Registration
Statement is not declared effective by the SEC by the Required Effective Date and Dzanski rescinds this Agreement as set forth in Section 4 above, that the parties may reinstate/re-file all of their respective claims, causes of action, and demands in the lawsuit and will not be subject to any defense that they are barred by the statute of limitations, estoppel, laches or any similar defense so long as either party institutes action to prosecute such claims on or before December 1, 2000.

                          TERMINATION OF CERTAIN RIGHTS

         7. Subject to the rescission of this Agreement set forth in Section 4 and 6 hereof, Dzanski agrees that all rights he may have under the Option Agreement are terminated, notwithstanding anything to the contrary in the Option Agreement.




                         REPRESENTATIONS AND WARRANTIES

         8. Dzanski represents and warrants to the Intelect as follows:

                  (a) Investment Intent. He is acquiring the Shares for his own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, provided, however, that by making the representations herein, Dzanski does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act of 1933, as amended (the "1933 Act").

                  (b) Accredited Investor Status. He is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

                  (c) Reliance on Exemptions. He understands that the Shares are being offered and issued to him in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Intelect is relying in part upon the truth and accuracy of, and Dzanski's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Dzanski in order to determine the availability of such exemptions and the eligibility of Dzanski to acquire the Shares.




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                  (d) Information. Dzanski and his advisors, if any, have been furnished with all materials relating to the business, finances and operations of Intelect and materials relating to the offer and issuance of the Shares, which have been requested by Dzanski. Dzanski and his advisors, if any, have been afforded the opportunity to ask questions of Intelect, including its management. Dzanski understands that his investment in the Shares involves a high degree of risk. Dzanski has sought such accounting, legal and tax advice, as he has considered necessary to make an informed investment decision with respect to his acquisition of the Shares. In addition to the foregoing Dzanski acknowledges that:

                           (i) he has access to copies of (and acknowledges that Intelect has offered to provide, upon its request, copies of) Intelect's filings with the Securities Exchange Commission (collectively, the "Public Documents");

                           (ii) he has not been furnished with any oral representation or warranty in connection with the offering of the Shares by Intelect or any officer, employee, agent, affiliate or subsidiary, which is not contained in or contemplated herein;

                           (iii) he understands that the purchase of the Shares entails various risks including, but not limited to, those outlined in the Public Documents, and has determined that the Shares are a suitable investment and that at this time he could bear a complete loss of his investment; and

                           (iv) any information, which Dzanski has heretofore represented or furnished to Intelect with respect to his financial position, business experience, or trading practices, is correct and complete as of the date of this Agreement.

                  (e) No Governmental Review. Dzanski understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

                  (f) Transfer or Resale. Dzanski understands that except as provided herein: (i) the Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Dzanski shall have delivered to Intelect an opinion of counsel reasonably acceptable to Intelect to the effect that the Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Dzanski provides Intelect with an opinion of counsel reasonably acceptable to Intelect that such Shares can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended (or a successor rule thereto) ("Rule 144"); and (ii) except as expressly provided herein, neither Intelect nor any other person is under



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                  any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         9.  Intelect represents and warrants to Dzanski that:

                  (a) Shares Fully Paid and Non-Assessable. When issued in accordance with this Agreement, the Shares will be validly issued, fully paid and non-assessable.

                  (b) Organization and Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware.

                  (c) Authorization; Enforcement; Compliance with Other Instruments. Intelect has the requisite corporate power and authority to enter into and perform this Agreement, and to issue the Shares in accordance with the terms and conditions hereof. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including without limitation the issuance of the Shares), have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders.

                        RELEASES AND OTHER CONSIDERATION

         10. In consideration for this settlement, the consideration contained in the "Terms and Conditions" and the additional consideration reflected in this Agreement, the receipt and sufficiency of which are hereby acknowledged and confessed, subject to the limited right of rescission in Sections 4 and 6 of this Agreement, Dzanski does RELEASE, ACQUIT AND FOREVER DISCHARGE Intelect, their officers, directors, agents, representatives, attorneys, employees, and heirs, successors and assigns of and from any and all claims, demands and causes of action of whatsoever nature whether known or unknown, direct or indirect, personal or received by assignment, suspected or unsuspected, asserted or which could have been asserted, under common law and/or statute, including, but not limited to, any federal statutes, state statutes, any claim for breach of contract or detrimental reliance, fraud, breach of fiduciary duty, conversion, negligence, conspiracy, misrepresentation and including actual damages, punitive or exemplary damages, treble damages, damages for any violation of statute, regulation or law, or any other kind of expense, loss or damage



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of any kind or character, of whatever description, or any other cause of action under any other legal theory, related to any event, conduct or activity which occurred prior to the execution of this Agreement.

         11. In consideration of the foregoing consideration, Intelect, subject to the limited right of rescission in Sections 4 and 6 of this Agreement, does RELEASE, ACQUIT AND FOREVER DISCHARGE Dzanski, his heirs, successors, agents, representatives, attorneys, and assigns of and from any and all claims, demands and causes of action of whatsoever nature whether known or unknown, direct or indirect, personal or received by assignment, suspected or unsuspected, asserted or which could have been asserted, under common law and/or statute, including, but not limited to, any federal statute, state statute, any claim for breach of contract or detrimental reliance, fraud, breach of fiduciary duty, conversion, negligence, conspiracy, misrepresentation, and including actual damages, punitive or exemplary damages, treble damages, damages for any violation of statute, regulation or law, or any other kind of expense, loss or damage of any kind or character, of whatever description, or any other cause of action under any other legal theory, related to any event, conduct or activity which occurred prior to the execution of this Agreement, subject to the terms, conditions and provisions of this Agreement.

         12. Without in any way limiting the foregoing provisions, this is a full, complete, binding and final release of any and all claims, demands, liens, actions, causes of action of whatever kind, which were asserted or which could have been asserted, that (1) Dzanski has or may have against Intelect and (2) Intelect have or may have against Dzanski, for events, conduct or activities occurring prior to the date of this Agreement.

         13. As further consideration, Dzanski and Intelect represent that each thoroughly and completely understands that this is a complete and final settlement and release of all matters relating



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to the Dispute they have against each other as provided herein; that they rely solely and wholly upon their own judgment, belief and knowledge in making this settlement; that in entering into this release and settlement agreement, they are doing so freely and voluntarily and upon the advice of attorneys and experts of their own selection.

         14. As further consideration, Dzanski and Intelect each represent that they have not relied on or otherwise been influenced in the making of this Agreement by any representations, promises or statements made by any other party to this Agreement or any agent, attorney, or other representative of a party to this Agreement, that are not included among the express terms set forth in this written Agreement, that they have read and fully understand this Agreement, they understand that the terms of the settlement are contained only in this written Agreement, and that there are no representations or agreements of any kind not expressly set forth herein, including, but not limited to, the Dispute or any defenses Intelect may or may not have had to the Dispute, and that they realize this settlement is final and conclusive and it is their desire that it be final and conclusive as provided herein.

         15. As further consideration, Dzanski and Intelect do hereby expressly warrant and represent to the other parties of this Agreement that each has not assigned, pledged or otherwise in any manner whatsoever sold or transferred either by instrument in writing, or otherwise, any right, title, interest or claim which each has or may have by reasons of the Dispute. Dzanski shall indemnify Intelect or any one or more of them from and against any demands, claims or lawsuits filed by anyone claiming rights through or by Dzanski, including any marital or community property rights claimed to be owed by any former or current spouse of Dzanski. Dzanski shall not assign or transfer his rights under this Agreement without the prior written consent of the Company, which consent shall not be



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unreasonably withheld. Any such assignment or transfer without such consent shall be void and of no effect.

         16. Each party represents that (i) it has received all required approvals for, and is authorized to engage in, the execution, delivery and performance of this Agreement and (ii) this Agreement has been duly executed and delivered by such party and constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

         17. None of the parties hereto shall be considered to be the drafter of this Agreement or any provision hereof for the purpose of any statute, case law or rule of interpretation or construction that might cause any provision to be construed against the drafter hereof.

         18. All costs, the party incurring same shall pay costs of court, expenses of any kind and attorneys fees.

         19. This Agreement constitutes the entire agreement between the parties and any and all prior or contemporaneous agreements, understandings, promises, representations, warranties, and covenants, whether written or oral, or whether expressed, implied, or apparent, are hereby deemed merged into and made a part of this Agreement.

         20. This Agreement shall be governed and construed under Texas law.

         21. This Agreement may be signed in multiple counterparts, each of which shall constitute an original. Facsimile signatures of this Agreement may be exchanged which shall have the same legal effect as executed originals, provided that the parties shall exchange originally executed signatures of this Agreement as soon thereafter as practicable.




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         EXECUTED in multiple originals this ________ day of February, 2000.



                                   ---------------------------------------------
                                   Richard Dzanski


                                   INTELECT COMMUNICATIONS, INC.,
                                   formerly known as Intelect Systems Corp.



                                   By:
                                      ------------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                   INTELECT NETWORK TECHNOLOGIES
                                   COMPANY


                                   By:
                                      ------------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------



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THE STATE OF TEXAS       )
                         )
COUNTY OF DALLAS         )

         BEFORE ME, the undersigned notary public in and for said County and State, on this day personally appeared RICHARD DZANSKI, known to me as the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he has executed the same for the purposes and consideration therein expressed.

         GIVEN under my hand and seal of office this _______ day of February, 2000.



                                   ---------------------------------------------

                                   Notary Public in and for the
                                   State of Texas


                                   ---------------------------------------------

                                   Printed Name of Notary Public
                                   My Commission Expires:
                                                          ----------------------

THE STATE OF TEXAS       )
                         )
COUNTY OF DALLAS         )

         BEFORE ME, the undersigned notary public in and for said County and State, on this day personally appeared _______________, ______________ of Intelect Communications, Inc., known to me as the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he has executed the same for the purposes and consideration therein expressed.

         GIVEN under my hand and seal of office, this _______ day of February, 2000.




                                   ---------------------------------------------

                                   Notary Public in and for the
                                   State of Texas


                                   ---------------------------------------------

                                   Printed Name of Notary Public
                                   My Commission Expires:
                                                          ----------------------




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

THE STATE OF TEXAS       )
                         )
COUNTY OF DALLAS         )

         BEFORE ME, the undersigned notary public in and for said County and State, on this day personally appeared _______________, ______________ of Intelect Network Technologies Company, known to me as the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he has executed the same for the purposes and consideration therein expressed.

         GIVEN under my hand and seal of office, this _______ day of February, 2000.





                                   ---------------------------------------------

                                   Notary Public in and for the
                                   State of Texas


                                   ---------------------------------------------

                                   Printed Name of Notary Public
                                   My Commission Expires:
                                                          ----------------------